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                                                                  Exhibit 10(18)


                                    FORM OF
                      NONQUALIFIED STOCK OPTION AGREEMENT

     This Nonqualified Stock Option Agreement is made and entered into this as of the Date of Grant set forth below, by and between Fountain Oil Incorporated ("Fountain Oil") and the Participant identified below to document the grant to the Participant of the following nonqualified stock options to purchase shares of the common stock of Fountain Oil ("Stock Options"), on the terms and conditions set forth in this Agreement and the 1995 Long-Term Incentive Plan (the "Plan").

     1. Stock Option Information:

               Name of Participant: ________________________________________
               Date of Grant: ______________________________________________
               No. of Shares Subject to Stock Option: ______________________ Exercise Price Per Share: ___________________________________
               Expiration Date: ____________________________________________
               Vesting Schedule: ___________________________________________

     2. The Stock Options are granted pursuant to the Plan with respect to the authorized but unissued shares of common stock of Fountain Oil. The Stock Options are not qualified as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

     3. The Stock Options shall be exercisable in accordance with the terms of the Vesting Schedule set forth in Paragraph 1 hereof.

     4. Except as provided in the Plan, the Stock Options are exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of descent and distributions.

     5. The Participant agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Options and the sale or other disposition of the common stock of Fountain Oil received pursuant to the exercise of the Stock Options.

     6. Other terms and conditions applicable to the Stock Options are set forth in the Plan. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall govern. A copy of the Plan is available for inspection at Fountain Oil's executive offices and a copy may be obtained by Participant on request addressed to the Corporate Secretary of Fountain Oil.

     IN WITNESS WHEREOF, each of the parties has executed this Nonqualified Stock Option Agreement and the Participant agrees to the terms and conditions hereof.

FOUNTAIN OIL INCORPORATED            PARTICIPANT


By: ____________________________     By: _______________________________
           (signature)                            (signature)

Its:____________________________